Exhibit 99.1

Investor Briefing May 21, 2010

Participants Tom Smith President and Chief Executive Officer Betsy Higgins Executive Vice President and Chief Financial Officer

Certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”) during the course of this presentation that are not historical facts are forward-looking statements. Although Oglethorpe believes that the assumptions underlying these statements are reasonable, you are cautioned that such forward-looking statements are inherently uncertain and involve necessary risks that may affect Oglethorpe’s business prospects and performance, causing actual results to differ from those discussed during the presentation. When considering forward-looking statements, you should keep in mind risk factors and other cautionary statements included in Oglethorpe’s SEC filings. Any forward-looking statements made are subject to all the risks and uncertainties, many of which are beyond management’s control, as described in Oglethorpe’s SEC filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Oglethorpe’s actual results and plans could differ materially from those expressed in any forward-looking statements. Oglethorpe undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. This electronic presentation is provided as of May 21, 2010. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that would have a material adverse effect on the financial information that was presented, and Oglethorpe has not undertaken any obligation to update the electronic presentation. This electronic presentation contains certain non-GAAP financial measures, as defined under Regulation G of the rules and regulations of the SEC. For purposes of Regulation G, a “non-GAAP financial measure” is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. For purposes of the definition, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Oglethorpe has provided, as a part of this electronic presentation, a reconciliation of each of the non-GAAP financial measures to the most directly comparable GAAP financial measure. The non-GAAP financial measures used in this electronic presentation are commonly used by rating agencies in evaluating Oglethorpe. Accordingly, Oglethorpe believes that these financial measures may be useful to investors in assessing Oglethorpe. Risk Factors, Forward-Looking Statements and non-GAAP Financial Measures

Overview of Oglethorpe Power Corporation Not-for-profit Georgia electric membership corporation. One of the largest electric cooperatives in the United States. Provides wholesale electric power to 39 distribution cooperatives in Georgia (the “Members”). The Members serve approximately 4.1 million people. Approximately 2/3 of the Members’ load is residential. No residential competition. Competition only at inception for large C&I loads. Take or pay, joint and several Wholesale Power Contracts through December 2050. Allows for recovery of all costs, including debt service. Owns or leases approximately 5,790 MW of generation capacity; operates or schedules another 1,287 MW on behalf of the Members. Senior secured debt ratings are: A (stable), A3 (negative outlook), A (stable). Short-term ratings are A-1/P-2/F1. = Oglethorpe’s Members

Residential Retail Rate Comparison (Cents per kWh) Members’ Competitive Position 10.3 8.2 8.2 8.8 9.1 9.3 9.8 10.2 9.1 8.9 8.6 7.6 7.3 10.0 6 7 8 9 10 11 2003 2004 2005 2006 2007 2008 2009 Oglethorpe Member Average Georgia Power

Diverse Mix of Generating Resources (a) Represents resources owned, leased, contracted for or operated by Oglethorpe. Excludes Members’ SEPA allocation. Capacity reflects planning capacity. Energy from pumped storage hydro is included above as well as energy from Member owned Smarr EMC assets (Smarr and Sewell Creek Energy Facilities) neither of which is included in Sales to Members represented in Oglethorpe’s most recent Form 10-K. ~6,500 MW ~21.3 Million MWh 2009 Energy 5% 44% 39% 12% 2010 Capacity (a) 19% 23% 12% 46% Rocky Mountain Pumped Storage Hydro Sewell Creek Energy Facility Chattahoochee Energy Facility Hawk Road Energy Facility Plant Wansley Talbot Energy Facility Hartwell Energy Facility Plant Vogtle Plant Hatch Doyle Generating Plant Smarr Energy Facility Plant Scherer

Oglethorpe’s Generation and Power Supply Resources (a) Summer Planning Reserve Capacity is the amount used for 2010 capacity reserve planning. (b) A combustion turbine in which Oglethorpe’s share of nameplate capacity is 15 MW is located at the Plant Wansley site. This CT is used primarily for emergency service and rarely operated except for testing so has been excluded from the above table. (c) Each of the Members, other than Flint, has designated Oglethorpe to schedule its power deliveries from SEPA. The Members’ total allocation is 618 MW, of which Oglethorpe schedules 562 MW. Resource Fuel Type Oglethorpe Ownership Share Operator Summer Planning Reserve Capacity (MW)(a) 2009 Average Capacity Factor License Expiration (if applicable) Oglethorpe Owned/Leased: Plant Hatch 2 Nuclear 30% Southern Nuclear 528 80% 2034 & 2038 Plant Vogtle 2 Nuclear 30% Southern Nuclear 691 96% 2047 & 2049 Plant Scherer  2 Coal 60% Georgia Power 1001 71% - Plant Wansley (b) 2 Coal 30% Georgia Power 518 48% - Chattahoochee Energy Facility - CC 1 Gas 100% Siemens 477 53% - Doyle I, LLC Generating Plant - CTs 5 Gas 100% Doyle I, LLC 348 1% - Hawk Road Energy Facility - CTs 3 Gas 100% Oglethorpe 487 0% - Hartwell Energy Facility - CTs 2 Gas/Oil 100% Oglethorpe 298 3% - Talbot Energy Facility - CTs 6 Gas/Oil 100% Oglethorpe 664 1% - Rocky Mountain Pumped Storage Hydro 3 Hydro 74.61% Oglethorpe 780 17% 2027 Subtotal 29 5,790 Member Owned/Oglethorpe Operated: Smarr / Sewell Creek - CTs  6 Gas/Oil - Oglethorpe 725 2% - Member Contracted/Oglethorpe Scheduled: Southeastern Power Administration (SEPA)(c) - Hydro - 562 - - Grand Total 35 7,077

From 2013 through 2017, we expect to invest an additional $2.4 billion to complete construction of Vogtle Units #3 and #4, the biomass facility and the combined cycle plant. Oglethorpe to Provide New Resources (a) Includes allowance for funds used during construction. 2010 - 2012 Forecasted Capital Expenditures (a) $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2010 2011 2012 Millions Future Generation Existing Generation Environmental Compliance Nuclear Fuel Resource Fuel Oglethorpe Ownership Share Operator Share of Nameplate Capacity (MW) Oglethorpe's Projected  Total Cost(a) Expected  In-Service Dates Vogtle Units 3 & 4 Nuclear 30% Southern Nuclear 660 $ 4.2 Billion   2016 & 2017  Biomass (Warren Co.) Biomass 100% Oglethorpe 100 $477 Million 2014  Combined Cycle Plant Natural Gas 100% Oglethorpe 605 $750 Million 2015

New AP1000 units will be adjacent to existing two units at Vogtle site. Experienced developer and operator, Southern Nuclear. Very favorable EPC contract with experienced contractors, Westinghouse and Stone & Webster consortium, which includes parent guarantees. 30% share or 660 MW of 2,200 MW total capacity from additional units. Georgia Power, MEAG and City of Dalton are other co-owners. $4.2 billion estimated total cost to Oglethorpe (including AFUDC). Signed conditional term sheet with DOE on May 17. Final decision on loan approval is not expected to occur until after approval of Combined Construction Permits Operating Licenses (COLs). DOE loan guarantee targets 70% of eligible project costs, not to exceed $3.057 billion. Vogtle Units 3 & 4 Project Highlights Plant Vogtle Unit 4 foundation excavation showing Unit 1 and 2 in background with water vapor rising from cooling towers. March 4, 2010.

Biomass Project – Warren County, Georgia 100 MW conventional bubbling fluidized bed boiler and steam turbine; will primarily burn whole tree chips, chipped pulpwood and wood remaining from forest clearings. Expected 2014 in service date. Land has been purchased. Certain contracts (including water) are in place. EPC contract expected in late 2010. Capital investment is expected to be $477 million. Applied to RUS for financing; additionally, $100 million of CREBs and tax-exempt financing may also be available. Combined Cycle Project 605 MW 2x1 gas-fired combined cycle project. Site (in Georgia) to be determined. Construction is expected to begin in 2012 with commercial operation in 2015. Capital investment is expected to be approximately $750 million. Plan to submit application to the RUS for financing. Oglethorpe is Developing Two Additional Projects

Financial Highlights Betsy Higgins Executive Vice President and Chief Financial Officer

Income Statement Excerpts (a) Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10 for each fiscal year. In addition, the Indenture requires a showing of Oglethorpe’s having met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. For 2010, Oglethorpe’s board of directors approved a budget to achieve a 1.14 Margins for Interest ratio, above the minimum 1.10 ratio required by the Indenture. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the period of anticipated construction and may chose to further increase, or decrease, the Margins for Interest ratio in the future. $10,460 March31,December31, ($ inthousands) 2010 2009 2009 2008 2007 Statement of Revenues and Expenses: Operating Revenues: Sales to Members $303,828 $281,705 $1,144,012 $1,237,649 $1,149,657 Sales to Non-Members $244 $308 $1,249 $1,111 $1,585 Operating Expenses $238,177 $219,933 $921,139 $1,041,681 $964,014 Other Income $10,937 $10,460 $42,728 $43,381 $54,854 Net Interest Charges ($62,228) ($56,893) ($240,460) ($221,201) ($223,021) Net Margin $14,604 $15,647 $26,390 $19,259 $19,061  Margins for Interest Ratio (a) n/an/a1.12x1.10x1.10x

Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s Indenture, by dividing patronage capital and membership fees by total capitalization plus long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant that requires it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in a credit agreement that currently requires a minimum total patronage capital of $545 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. March 31, December 31, ($ in thousands) 2010 2009 2008 2007 Balance Sheet Data: Assets: Total Electric Plant $4,514,036 $4,400,496 $3,639,395 $3,481,194 Cash and Cash Equivalents $302,458 $579,069 $167,659 $290,930 Total Assets $6,402,725 $6,370,234 $5,044,452 $4,937,320 Capitalization: Patronage Capital and Membership Fees $576,823 $562,219 $535,829 $516,570 Accumulated Other Comprehensive Loss ($1,004) ($1,253) ($1,348) ($32,691) Subtotal $575,819 $560,966 $534,481 $483,879 Long-term Debt and Obligations under Capital Leases $4,353,055 $4,387,926 $3,514,923 $3,552,367 Obligation under Rocky Mountain Transactions $117,591 $115,641 $108,219 $101,272 Long-term Debt and Capital Leases due within one year $254,841 $119,241 $110,647 $143,400 Total Long-Term Debt and Equities $5,301,306 $5,183,774 $4,268,270 $4,280,918 Equity Ratio(a) 10.9% 10.8% 12.6% 12.1%

Consolidated System Equity Consolidated System Equity – FYE 2009 ($ Millions) Patronage Capital Total Capitalization Equity Ratio 39 Members $2,466 $5,776 43% Oglethorpe $562 $5,184 (a) 11% Combined (b)(c) $2,466 (d) $10,398 (d) 24% (a) Includes long-term debt and capital leases due within one year, to correspond to Oglethorpe’s Indenture calculation. (b) Oglethorpe’s debt is not the direct obligation of the Members and, as a result, the capital of the Members does not directly support the principal and interest payments to be made by Oglethorpe on its outstanding indebtedness. (c) This information constitutes non-GAAP financial measures. A reconciliation of such measures to the most directly comparable GAAP measures is set forth in the immediately preceding row of this table. (d) “Patronage Capital” and “Total Capitalization” columns do not add down since Oglethorpe patronage capital (equity) is also included in Members’ patronage capital.

Rate Structure Assures Recovery of All Costs + Margin Note: Indenture requires an MFI ratio of least 1.10x Fixed costs: Bill Members based on board-approved annual budget and budget revisions throughout the year, if necessary. Prior period adjustment mechanism covers any year-end shortfall. Energy costs: Actual costs are passed through. Monthly true-up of estimate vs. actual. MFI coverage requirement of 1.10x under Indenture. Budget of 1.14x MFI for 2010. Wholesale Power Contract: Formulary rate. Designed to recover all costs, including margin. Rates not subject to approval of RUS or any other federal or state agency or authority. (Budgeted) Margin Coverage 1.10 1.10 1.10 1.10 1.10 1.10 1.10 1.10 1.10 1.14 1.12 $20.0 $18.4 $17.5 $16.9 $17.2 $17.7 $18.2 $19.1 $19.3 $26.4 $34.3 1.08 1.09 1.10 1.11 1.12 1.13 1.14 1.15 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 MFI Coverage -5.0 5.0 15.0 25.0 35.0 Net Margin (Mn)

Oglethorpe’s Liquidity Position is Strong Represents 471 days of liquidity on hand. as of May 18, 2010 $1,125 -$476 $649 $250 $899 0 200 400 600 800 1000 1200 Total Credit Facilities Less Borrowings Available Line Capacity Cash (Excluding $121 Million in RUS Cushion of Credit) Total Liquidity Millions

$0 $200 $400 $600 $800 $1,000 $1,200 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 2043 $475M Bank of America Syndicated CP Backup (Unsecured) $250M CFC (Secured) $150M CoBank (Secured) $50M CoBank (Unsecured) $50M CFC (Unsecured) Plus Optional Term-Out until 2043 Term of Existing Liquidity Facilities $150M J.P. Morgan (Unsecured) $475M Credit Facility - Participant Banks Commitment ($ Millions) Bank of America, N.A. - Administrative Agent $75 SunTrust Bank $75 The Bank of Tokyo - Mitsubishi UFJ, Ltd. $60 CoBank, ACB $60 J.P. Morgan Chase Bank, National Association $60 National Rural Utilities Cooperative Finance Corp $60 Wachovia Bank, N.A. / Wells Fargo Bank, N.A. $60 Goldman Sachs Bank $25

Significant Financing Activity 1st Quarter 2nd Quarter 3rd Quarter 4th Quarter $133.55 Million Tax Exempt Refinancing Applying to RUS for financing of $750 Million Combined Cycle Plant and $128 Million of General Improvements to Existing Facilities Applied to RUS for Financing of Biomass, Hawk Road and Hartwell Facilities Signed DOE Conditional Term Sheet for up to $3.057 Billion Loan Guarantees on Vogtle Units 3 & 4 New Credit Facilities Debt Issuances Other Events Pre-2010 Post-2010 Tax-Exempt Refinancing / New Money (Size to be Determined) $400 Million of Taxable FMBs Anticipate Restructuring and Extending Bank Credit Facilities Additional FMB Issuance for Portion of Vogtle Units 3 & 4 not Financed by DOE Possible $100 Million Issuance of CREBS for Biomass Project $683 Million of RUS Loans Approved but Not Yet Drawn (Estimated $200 Million to be Drawn in 2010) Shelf Registration of $1 Billion of Taxable FMBs for Future Issuance Ongoing Tax-Exempt Refinancings and Taxable Financings as Needed 18

Oglethorpe is a Strong, Stable Credit One of the largest electric cooperatives in the United States. Oglethorpe has long-term, take-or-pay Wholesale Power Contracts with its Members through 2050. Members' obligations under the Wholesale Power Contracts are joint and several. Primarily residential customer base — approximately 2/3 of Members’ MWh sales and of operating revenue. Rate structure assures cost recovery. Oglethorpe and its Members are not subject to regulation for rate setting purposes. Well diversified power supply portfolio. Substantial value in existing resources. Strong, consistent operational and financial performance.

Additional Information A link to this presentation will be posted on Oglethorpe’s website www.opc.com. Oglethorpe’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K are made available on our website. For additional information please contact: Email Address Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Tom Brendiar Director, Bank and Investor Relations tom.brendiar@opc.com 770-270-7173 Joe Rick Director, Capital Markets joe.rick@opc.com 770-270-7240